UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2024

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700

Houston, Texas 77057

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Item 7.01 Regulation FD

On September 3, 2024, W&T Offshore, Inc. (the “Company”) announced the appointment of George Hittner to the position of Executive Vice President, General Counsel and Corporate Secretary, effective September 1, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

On September 3, 2024, the Company announced the appointment of George Hittner to the position of Executive Vice President, General Counsel and Corporate Secretary, effective September 1, 2024.

Prior to joining the Company, Mr. Hittner operated his own law firm, which he founded in 2017. Before founding his law firm, Mr. Hittner worked as general counsel, corporate secretary, and senior vice president for governmental relations at Mesa, Arizona-based American Traffic Solutions, Inc. (“ATS”) (now Verra Mobility Corporation, NASDAQ: VRRM) from October 2008 until January 2016. At ATS, Mr. Hittner managed the company’s full spectrum of legal and legislative affairs, including supervising external law firms and consultants and lobbyists across numerous states, territories, and Canadian provinces. Included amongst his achievements, Mr. Hittner was named “Litigator of the Year” in 2013 by the Arizona chapter, Association of Corporate Counsel.

Mr. Hittner has also previously worked as a White House appointee at both the U.S. Department of Labor and U.S. Department of Transportation. Earlier in his career, Mr. Hittner worked for a major Texas-based law firm, where his focus was business litigation and employment and labor law. A native Texan, Mr. Hittner is an Eagle Scout and has been active on both the local and national levels with the Boy Scouts of America. He is also the founder of the Houston Firefighters Foundation as well as the Wentworth Military Academy Museum.

Mr. Hittner received a Bachelor of Science degree from Texas A&M University, a Juris Doctor degree from The University of Texas School of Law, a Master of Public Affairs from The University of Texas Lyndon B. Johnson School of Public Affairs, and a Master of Business Administration from The University of Virginia Darden School of Business.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated September 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC.
(Registrant)

Dated: September 3, 2024	By:	/s/ Sameer Parasnis
	Name:	Sameer Parasnis
	Title:	Executive Vice President and Chief Financial Officer